SALES-TYPE LEASES (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Future minimum lease payments receivable	$ 1,502		$ 1,449
Unguaranteed residual values	91		88
Unearned income	(50)		(117)
Net investment in sales-type leases	1,543		1,420
Less: current portion	1,210	[1]	724	[1]
Net investment in sales-type leases, less current portion	$ 333	[1]	$ 696	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).